SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              CBCT BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

            --------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                                 March 29, 2001

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of CBCT Bancshares, Inc., we cordially invite you to attend the first Annual Meeting of Stockholders of the Company. The meeting will be held at 9:00 a.m., local time, on Wednesday, April 25, 2001, at the Company's main office, located at 312 Main Street, Smithville, Texas 78957-2035.

      An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon (i) the election of two directors of the Company and (ii) the ratification of the appointment of Padgett, Stratemann & Co. as the Company's auditors. In addition, the meeting will include management's report to you on our 2000 financial and operating performance.

      We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

      Your Board of Directors and management are committed to the success of the Company and the enhancement of the value of your investment. As President, I want to express my appreciation for your confidence and support.

                                        Very truly yours,


                                        Brad M. Hurta
                                        President and Chief Executive Officer

                              CBCT BANCSHARES, INC.
                                 312 Main Street
                          Smithville, Texas 78957-2035
                                 (512) 237-2482

                                   ----------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON April 25, 2001
                                   ----------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of CBCT Bancshares, Inc. will be held as follows:

TIME..............................    9:00 a.m. local time

DATE..............................    Wednesday, April 25, 2001

PLACE.............................    312 Main Street, Smithville, Texas

ITEMS OF BUSINESS.................    (1)    To elect two directors, each for a term of three years.

                                      (2)    To ratify the appointment of Padgett, Stratemann &
                                             Co. as the Company's independent auditors for the
                                             fiscal year ending December 31, 2001.

                                      (3)    To transact any other business that may properly
                                             come before the meeting and any adjournment or
                                             postponement of the meeting.

RECORD DATE.......................    Holders of record of the Company's common stock at the close of business on March 26, 2001 will be entitled to vote at the meeting or any adjournment of the meeting.

ANNUAL REPORT.....................    The Company's Annual Report to Stockholders is enclosed.

PROXY VOTING......................    It is important that your shares be represented and voted at the meeting.  You can vote your shares by completing and returning the enclosed proxy card.  Regardless of the number of shares you own, your vote is very important.  Please act today.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        BRAD M. HURTA
                                        President and Chief Executive Officer

Smithville, Texas
March 29, 2001

                              CBCT BANCSHARES, INC.
                                 312 Main Street
                          Smithville, Texas 78957-2035
                                 (512) 237-2482

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2001

                                TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----
INTRODUCTION......................................................................................................1

INFORMATION ABOUT THE ANNUAL MEETING..............................................................................1
         What is the purpose of the annual meeting?...............................................................1
         Who is entitled to vote?.................................................................................2
         What if my shares are held in "street name" by a broker?.................................................2
         What if my shares are held in the Bank's employee stock ownership plan?..................................2
         How many shares must be present to hold the meeting?.....................................................2
         What if a quorum is not present at the meeting?..........................................................2
         How do I vote?...........................................................................................2
         Can I change my vote after I submit my proxy?............................................................3
         How does the Board of Directors recommend I vote on the proposals?.......................................3
         What if I do not specify how my shares are to be voted?..................................................3
         Will any other business be conducted at the meeting?.....................................................3
         How many votes are required to elect the director nominees?..............................................3
         What happens if a nominee is unable to stand for election?...............................................3
         How many votes are required to ratify the appointment of the Company's independent auditors?.............3
         How will abstentions be treated?.........................................................................4
         How will broker non-votes be treated?....................................................................4

STOCK OWNERSHIP...................................................................................................4
         Stock Ownership of Significant Stockholders, Directors and Executive Officers............................4

PROPOSAL 1 - ELECTION OF DIRECTORS................................................................................6
         General..................................................................................................6
         Nominees.................................................................................................6
         Board of Directors' Meetings and Committees..............................................................7
         Directors' Compensation..................................................................................8
         Summary Compensation Table...............................................................................8
         Employment Agreement.....................................................................................9
         Report of the Audit Committee of the Board of Directors..................................................9
         Loans and Other Transactions with Officers and Directors................................................10

PROPOSAL 2 -- AUDITORS...........................................................................................10

OTHER MATTERS....................................................................................................11

ADDITIONAL INFORMATION...........................................................................................11
         Proxy Solicitation Costs................................................................................11
         Stockholder Proposals for 2002 Annual Meeting...........................................................11

                              CBCT BANCSHARES, INC.
                                 312 Main Street
                          Smithville, Texas 78957-2035
                                 (512) 237-2482

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                                  INTRODUCTION

      The Board of Directors of CBCT Bancshares, Inc. is using this proxy statement to solicit proxies from the holders of the Company's common stock for use at the Company's upcoming Annual Meeting of Stockholders. The meeting will be held on Wednesday, April 25, 2001 at 9:00 a.m., local time, at the Company's main office, located at 312 Main Street, Smithville, Texas. At the meeting, stockholders will be asked to vote on two proposals: (1) the election of two directors of the Company, each to serve for a term of three years; and (2) the ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors for the fiscal year ending December 31, 2001. These proposals are described in more detail below. Stockholders also will consider any other matters that may properly come before the meeting, although the Board of Directors knows of no other business to be presented. Some of the information in this proxy statement relates to Community Bank of Central Texas, Inc., a wholly owned subsidiary of the Company. Community Bank of Central Texas, Inc. is referred to as the "Bank."

      By submitting your proxy, you authorize the Company's Board of Directors to represent you and vote your shares at the meeting in accordance with your instructions. The Board also may vote your shares to adjourn the meeting from time to time and will be authorized to vote your shares at any adjournments or postponements of the meeting.

      The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000, which includes the Company's annual financial statements, is enclosed. Although the Annual Report is being mailed to stockholders with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated into this proxy statement by reference.

      This proxy statement and the accompanying materials are being mailed to stockholders on or about March 29, 2001.

      Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy promptly in the enclosed envelope.

                      INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

      At the annual meeting, stockholders will be asked to vote on the following proposals:

      Proposal 1. Election of two directors of the Company, each for a term of three years; and

      Proposal 2. Ratification of the appointment of Padgett, Stratemann & Co.
                  as the Company's independent auditors for the fiscal year ending December 31, 2001.

The stockholders also will act on any other business that may properly come before the meeting. Members of our management team will be present at the meeting to respond to your questions.

Who is entitled to vote?

      The record date for the meeting is March 26, 2001. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the meeting. The only class of stock entitled to be voted at the meeting is the Company's common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date, there were 281,031 shares of common stock outstanding.

What if my shares are held in "street name" by a broker?

      If your shares are held in "street name" by a broker, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote your shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, your shares will be treated as "broker non-votes." Proposals 1 and 2 are both expected to be considered "discretionary" items.

What if my shares are held in the Bank's employee stock ownership plan?

      If you are a participant in the Bank's Employee Stock Ownership Plan, the plan trustee is required to vote the shares allocated to your account under the plan in accordance with your instructions. If you do not instruct the trustee how to vote your allocated shares, the trustee may vote your allocated shares in its sole discretion. The trustee must vote the unallocated shares in the same proportion as it is instructed to vote the allocated shares. For example, if on a particular proposal the trustee were instructed to vote 60% of the allocated shares "FOR," 35% of the allocated shares "AGAINST" and 5% of the allocated shares "ABSTAIN," the trustee would vote 60% of the unallocated shares "FOR," 35% of the unallocated shares "AGAINST" and 5% of the unallocated shares "ABSTAIN."

How many shares must be present to hold the meeting?

      A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or by proxy, of the holders of at least one-third of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

      If a quorum is not present at the scheduled time of the meeting, the stockholders who are represented may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. An adjournment will have no effect on the business that may be conducted at the meeting.

How do I vote?

      1. YOU MAY VOTE BY MAIL. If you properly complete and sign the accompanying proxy card and return it in the enclosed envelope, it will be voted in accordance with your instructions.

      2. YOU MAY VOTE IN PERSON AT THE MEETING. If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. Note, however, that if your shares are held in the name of your broker, bank or other nominee, you will need to obtain a proxy from the holder of your shares indicating that you were the beneficial owner of those shares on March 26, 2001, the record date for voting at the meeting. You are encouraged to vote by proxy prior to the meeting even if you plan to attend the meeting.

Can I change my vote after I submit my proxy?

      Yes, you may revoke your proxy and change your vote at any time before the polls close at the meeting by:

            o     signing another proxy with a later date;
            o giving written notice of the revocation of your proxy to the Company's Secretary prior to the annual meeting; or
            o voting in person at the annual meeting. Your proxy will not be automatically revoked by your mere attendance at the meeting; you must actually vote at the meeting to revoke a prior proxy.

How does the Board of Directors recommend I vote on the proposals?

      Your Board recommends that you vote:

      o     FOR election of the two nominees to the Board of Directors; and
      o FOR ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors.

What if I do not specify how my shares are to be voted?

      If you submit an executed proxy but do not indicate any voting instructions, your shares will be voted:

      o     FOR election of the two nominees to the Board of Directors; and
      o FOR ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors.

Will any other business be conducted at the meeting?

      The Board of Directors knows of no other business that will be presented at the meeting. If, however, any other proposal properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

How many votes are required to elect the director nominees?

      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the three nominees as directors. This means that the three nominees will be elected if they receive more affirmative votes than any other persons nominated for election. No persons have been nominated for election other than the three nominees named in this proxy statement. If you vote "Withheld" with respect to the election of one or more nominees, your shares will not be voted with respect to the person or persons indicated, although they will be counted for purposes of determining whether there is a quorum.

What happens if a nominee is unable to stand for election?

      If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee unless you have withheld authority to vote for the nominee replaced.

How many votes are required to ratify the appointment of the Company's independent auditors?

      The ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors requires the affirmative vote of a majority of the votes cast on the matter.

How will abstentions be treated?

      If you abstain from voting, your shares will still be included for purposes of determining whether a quorum is present. Because directors will be elected by a plurality of the votes cast, abstaining is not offered as a voting option for Proposal 1. If you abstain from voting on Proposal 2, the ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors, your shares will not be included in the number of shares voting on the proposal and, consequently, your abstention will have no effect on the proposal.

How will broker non-votes be treated?

      Shares treated as broker non-votes on one or more proposals will be included for purposes of calculating the presence of a quorum but will not be counted as votes cast. Consequently, broker non-votes will have no effect on Proposal 1 or Proposal 2. If, as expected, Proposals 1 and 2 are considered "discretionary items," there will be no broker non-votes on these proposals.

                                 STOCK OWNERSHIP

Stock Ownership of Significant Stockholders, Directors and Executive Officers

      The following table shows, as of March 26, 2001, the beneficial ownership of the Company's common stock by:

      o any persons or entities known by management to beneficially own more than five percent of the outstanding shares of Company common stock;

      o     each director and director nominee of the Company;

      o each officer of the Company and the Bank named in the "Summary Compensation Table" appearing below; and

      o all of the executive officers and directors of the Company and the Bank as a group.

      The address of each of the beneficial owners, except where otherwise indicated, is the same address as the Company's. As of March 26, 2001, there were 281,031 shares of Company common stock issued and outstanding.

                                                                    Percent of
                                                        Beneficial  Common Stock
       Name of Beneficial Owner                         Ownership   Outstanding
------------------------------------------------------  ----------  -----------
Significant Stockholder

Community Bank of Central Texas                            22,482      8.00%
Employee Stock Ownership Plan(1)
312 Main Street
Smithville, Texas 78957-2035

The Baupost Group, L.L.C.(2)                               26,100      9.29
Sak Corporation
Seth A. Klarman
44 Brattle Street, 5th Floor
Cambridge, Massachusetts 02138

BVP, LLC(3)                                                28,000      9.96
530 S. Whittaker
PMB 301
New Buffalo, Michigan 49117

Directors and Executive Officers(4)

Mike C. Maney, Director                                    10,000      3.60
Gordon N. Fowler, Director                                  8,350      2.70
James A. Cowan, Director                                   12,500      4.40
Rodney E. Langer, Director                                  2,500       .89
Brad M. Hurta, President and Director                       3,646      1.30
Georgina Chronis, Director                                    150       .05
Barry W. Hannath, Director                                  5,500      1.96

All executive officers and directors as a group
 (8 persons)                                               41,796     14.87%

(1) Represents shares held by the Community Bank of Central Texas Employee Stock Ownership Plan ("ESOP"), none of which have been allocated to accounts of the ESOP participants. First Bankers Trust Company, N.A., the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to participant accounts. Participants are entitled to instruct the trustee as to the voting of shares allocated to their accounts. For each issue voted upon by the Company's stockholders, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the trustee is instructed by participants to vote the allocated shares. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) The information is presented as reported by The Baupost Group, L.L.C. ("Baupost"),SAK Corporation ("SAK") and Seth A. Klarman ("Klarman") in a
      Schedule 13G filed with the Securities and Exchange Commission ("SEC") on February 14, 2001. Baupost reported sole voting and sole investment power over all 26,100 shares and no shared voting or investment power. SAK and Klarman reported no sole or shared voting or investment powers over the shares reported.

(3) The information is presented as reported in a Schedule 13G by BVP, LLC on October 19, 2000. BVP LLC reported sole voting and investment power over 28,000 shares and no shared voting or investment power over the shares reported.

(4) Includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, held in a fiduciary capacity, held by members of the individual's or group member's family, or held by trusts of which the individual or group member is a trustee or substantial beneficiary, with respect to which shares the individual or group member may be deemed to have sole or shared voting and/or investment powers.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

General

      The Company's Board of Directors consists of seven directors divided into three classes. Directors in each class are elected to serve for three-year terms that expire in successive years. The term of one of the classes of the Company's directors will expire at the annual meeting.

Nominees

      The Company has nominated James A. Cowan and Mike C. Maney for election as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2004. Each nominee currently serves as a director of the Company and the Bank. Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the Board of Directors, as holder of your proxy, will vote your shares for the substitute nominee, unless you have withheld authority to vote for the nominee replaced.

      The affirmative vote of a plurality of the votes cast at the meeting is required to elect the two nominees as directors. Your Board of Directors recommends that you vote "FOR" the election of each of the nominees.

      The following table sets forth, with respect to each nominee and each continuing director, his or her name and age, the year in which he or she first became a director of the Bank, and his or her principal occupation and business experience during the past five years. Each director has served as a director of the Company since its formation in 2000.

                                                                                          Shares of
                                                                                         Common Stock        Percent
                                    Position(s) Held              Director    Term       Beneficially          of
         Name                        With the Bank       Age(1)   Since(2)   Expires         Owned            Class
----------------------------  -------------------------  -------  ---------  ----------  ------------------  -------
                                                            NOMINEES
James A. Cowan                Director                     57       1996       2004         12,500             4.40%

Mike C. Maney                 Director                     51       1991       2004         10,000             3.60

                                                 DIRECTORS CONTINUING IN OFFICE

Georgina Chronis              Director                     43       1999       2002           150               .05

Rodney E. Langer              Director                     59       1999       2002          2,500              .89

Gordon N. Fowler              Director                     52       1992       2003          7,500             2.70

Barry W. Hannah               Director                     56       1983       2003          5,500             1.96

Brad M. Hurta                 President, Chief Executive   36       1999       2003          3,646             1.30
                              Officer and Director

----------
(1)   At December 31, 2000.
(2) Includes time serving as director of the Bank prior to becoming a director of the Company.

      James A. Cowan. Mr. Cowan is a self-employed consultant in the telecommunications field.

      Mike C. Maney. Mr. Maney has been the owner of Maney Tax Service, a tax preparation service since 1999. Previously, he was the Foreman-Gas Measurement for Western Gas Resources, a natural gas pipeline, a position he retired from in October 1998, after 17 years.

      Georgina Chronis. Ms. Chronis is the President of Clara Inc., which operates La Cabana Restaurant Chevron Store in Smithville, Texas. Ms. Chronis has held this position since 1985.

      Rodney E. Langer. Mr. Langer retired as a Captain with Delta Airlines in July 1997.

      Gordon N. Fowler, Jr. Mr. Fowler is the owner/operator of Diamond F Ranch, a cattle operation located in Rosanky, Texas. Prior to 1997, Mr. Fowler was the ranch manager of Double D Ranch, located in Rosanky, Texas.

      Barry W. Hannath. Mr. Hannath is a self-employed rancher. From 1975 until 1993, Mr. Hannath was the President and Chief Executive Officer of Hannath Inc., a grocery store.

      Brad M. Hurta. Mr. Hurta is the President of Community Bank, a position he has held since May 1999. Prior to this, he was the Senior Vice President of First State Bank, Smithville, Texas.

      Board of Directors' Meetings and Committees

      Board and Committee Meetings of the Company. Meetings of the Company's Board of Directors are generally held on a quarterly basis. The Company's Board of Directors held one meeting during fiscal 2000, which every director attended. The Board of Directors of the Company has standing Audit, Executive and Nominating committees.

      The Audit Committee is comprised of Directors Fowler, Langer and Chronis. The Audit Committee meets quarterly or on an as needed basis. The Audit Committee recommends the Company's independent auditors and reviews the audit report prepared by the independent auditors. This committee met once in 2000.

      The Executive Committee is comprised of directors Hurta, Maney, Fowler, Cowan and Hannath. The Executive Committee meets on an as needed basis. The Executive Committee is authorized to conduct any business which the full board of directors may conduct. This committee did not meet in 2000.

      The entire Board of Directors of the Company acts as the Nominating Committee for selecting nominees for election to the Board. The Nominating Committee generally meets once per year to make nominations. While the Nominating Committee will consider nominees recommended by stockholders, the Nominating Committee has not actively solicited such nominations.

      Pursuant to the Company's bylaws, nominations for election as directors by stockholders at an annual meeting must be made in writing and delivered to the Company's Secretary not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting date. If, however, the date of an annual meeting is advanced by more than 30 days or delayed by more than 60 days from the preceding year's annual meeting date, then nominations must be received by the Company no earlier than the 120th day prior to the meeting and no later than the 90th day prior to the meeting or the tenth day following the day on which notice of the date of meeting was mailed or public announcement of the date of the meeting was first made.

      Board and Committee Meetings of the Bank. The Bank's Board of Directors generally meets monthly. The Bank's Board of Directors met 12 times during fiscal 2000. During fiscal 2000, no director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he or she served.

      The Bank has standing Audit, Asset, Investment/Asset Liability Management and Executive Committees.

      The Audit Committee is comprised of directors Fowler, Langer and Chronis. The Audit Committee meets quarterly on an as needed. The Audit Committee recommends the independent auditors and reviews the audit report prepared by the independent auditors. This committee met four times in 2000. The Audit Committee also reviews the policies of the Bank and recommends approval to the Board.

      The Asset Committee is chaired by Director Fowler, who is designated the Asset Review Officer and Directors Hurta, Langer and Chronis are members. The Asset Committee meets quarterly or more frequently on an as needed basis. The Asset Committee reviews, identifies and classifies Community Bank's assets based on credit risk, in accordance with regulatory guidelines. This committee is also responsible for reviewing asset valuation and classification policies, as well as developing and monitoring asset disposition. This committee met four times in 2000.

      The Investment/Asset and Liability Management Committee is comprised of Directors Hurta, Cowan, Hannath and Maney. The Investment/Asset and Liability Management Committee meets monthly or as needed. The Investment/Asset and Liability Management Committee reviews and monitors the Bank's investment portfolio, liquidity position and interest rate risk. The committee is also responsible for reviewing and establishing loan and deposit interest rates. This committee met 18 times in 2000.

      The Executive Committee is comprised of Directors Hurta, Maney, Fowler, Cowan, and Hannath. The Executive Committee meets at least monthly or on an as needed basis. The Executive Committee is authorized to conduct any business which the full board of directors may conduct. The committee specifically reviews loan applications and the underwriting policy, monitors the performance of senior management and accounting personnel. In addition, the committee acts as a search and nominating committee for board members and senior management. This committee met 29 times in 2000.

Directors' Compensation

      Each director of the Company also is a director of the Bank. For fiscal 2000, for serving on the Bank's Board of Directors, each director received a fee of $375 per meeting attended and $100 per committee meeting attended. Directors are not compensated for their service on the Company's Board of Directors.

Summary Compensation Table

      The Company has not paid any compensation to its executive officers since its formation. The Company does not anticipate paying any compensation to its officers until it becomes actively involved in the operation or acquisition of a business other than the Bank. The following table summarizes for the years indicated the compensation paid by the Bank to the Chief Executive Officer of the Bank. No Executive Officer received a salary and bonus in excess of $100,000.

                                                                                          Long Term
                                                        Annual Compensation           Compensation Awards
                                                -----------------------------------   --------------------
                                                                          Other       Restricted
                                                                          Annual         Stock              All Other
                                      Fiscal                           Compensation      Award     Options    Compen-
Name and Principal Position            Year      Salary       Bonus      ($)(1)         ($)(2)     (#)(2)    sation
------------------------------------ --------  ------------   ------  ------------   -----------  -------  ----------
Brad M. Hurta, President and Chief     2000     75,850          --          --             --         --        --
Executive Officer                      1999     44,692(3)       --          --             --         --        --

----------

(1) This amount does not include personal benefits or perquisites which did not exceed the lesser of $50,000 or 10% of the named individuals' salary and bonus.

(2) The Company does not currently have any stock option or restricted stock plans.

(3)   Employment began May 27, 1999.

Employment Agreement

      In connection with the conversion, Community Bank entered into a three-year employment agreement with Mr. Hurta. Under the employment agreement, the initial salary level is $75,000, and the agreement also provides for equitable participation by Mr. Hurta in Community Bank's employee benefit plans. The salary may be increased at the discretion of the board of directors. The agreement may be terminated by Community Bank at any time or by the executive if he is assigned duties inconsistent with his initial position, duties, responsibilities and status. In the event that Mr. Hurta's employment is terminated without cause or upon his voluntary termination following the occurrence of an event described in the preceding sentence, Community Bank would be required to honor the terms of the agreement through the expiration of the contract, including payment of then current cash compensation and continuation of employee benefits.

      The employment agreement also provides for a severance payment and other benefits if Mr. Hurta is involuntarily terminated because of a change in control of the Company or the Bank. The agreement authorizes severance payments on a similar basis if Mr. Hurta involuntarily terminates his employment following a change in control because he is assigned duties inconsistent with his position, duties, responsibilities and status immediately prior to the change in control.

      The maximum value of the severance benefits under the employment agreements is 2.99 times the executive's average annual W-2 compensation during the five calendar year period prior to the effective date of the change in control (base amount). Assuming that a change in control had occurred at December 31, 2000 Mr. Hurta would be entitled to a payment of approximately $225,000. Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times the individual's base amount are deemed to be "excess parachute payments" if they are conditioned upon a change in control. Individuals receiving parachute payments in excess of three times of their base amount are subject to a 20% excise tax on the amount of the excess payments. If excess parachute payments are made, CBCT Bancshares, Inc. and Community Bank would not be entitled to deduct the amount of the excess payments. The employment agreement provides that severance and other payments that are subject to a change in control will be reduced as much as necessary to ensure that no amounts payable to the executive will be considered excess parachute payments.

Report of the Audit Committee of the Board of Directors

      Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act or the Exchange Act that might incorporate this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filing.

      Membership and Role of the Audit Committee. The Audit Committee consists of the following members of the Company's Board of Directors: Gordon N. Fowler, Jr., Rodney E. Langer and Georgina Chronis. Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee does not operate under a written charter.

      The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities regarding accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) review and appraise the audit efforts of the Company's independent accountants and internal audit department; (3) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; and (4) provide an open avenue of communication among the independent accountants, financial and senior management, counsel, the internal audit department and the Board of Directors.

      Review of the Company's Audited Financial Statements for the Fiscal Year ended December 31, 2000. The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2000 with the Company's management. The Audit Committee has discussed with Padgett, Stratemann & Co., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

      The Audit Committee has also received the written disclosures and the letter from Padgett, Stratemann & Co. required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of Padgett, Stratemann & Co. with that firm.

      Based on the Audit Committee's review and discussions noted above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                              Gordon N. Fowler, Jr.
                                Rodney E. Langer
                                Georgina Chronis

Loans and Other Transactions with Officers and Directors

      The Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on substantially the same terms and conditions, including interest rates and collateral, as those of comparable transactions with non-insiders prevailing at the time, in accordance with the Bank's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. Loans to all directors and executive officers and their associates totaled approximately $401,000 at December 31, 2000, which was approximately 7.48% of the Company's consolidated stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2000.

                             PROPOSAL 2 -- AUDITORS

      The Board of Directors has renewed the Company's arrangement for Padgett, Stratemann & Co. to be its independent auditors for the fiscal year ending December 31, 2001, subject to the ratification of the appointment by stockholders at the annual meeting. A representative of Padgett, Stratemann & Co. is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

      During the fiscal year ended December 31, 2000, Padgett, Stratemann & Co. provided various audit and non-audit services to the Company. Set forth below are the aggregate fees billed for these services.

      (a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's fiscal 2000 annual financial statements and review of financial statements included in the Company's Quarterly Reports on Form 10-QSB: $25,555.

      (b)   Financial Information Systems Design and Implementation: $0.

      (c)   All other fees: $70,310.

      The Audit Committee of the Company's Board of Directors determined that the provision of services covered by item (c) above, which included fees related to the Bank's conversion to stock form, was compatible with maintaining the independence of Padgett, Stratemann & Co.

      The Board of Directors recommends that you vote "FOR" the ratification of the appointment of Padgett, Stratemann & Co. as the Company's independent auditors for the fiscal year ending December 31, 2001.

                                  OTHER MATTERS

      The Board of Directors knows of no other business that will be presented at the meeting. If any other matter properly comes before the stockholders for a vote at the meeting, the Board of Directors, as holder of your proxy, will vote your shares in accordance with its best judgment.

                             ADDITIONAL INFORMATION

Proxy Solicitation Costs

      The Company will pay the costs of soliciting proxies. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company's common stock. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally or by facsimile, telegraph or telephone, without additional compensation.

Stockholder Proposals for 2002 Annual Meeting

      If you intend to present a stockholder proposal at the next year's annual meeting, your proposal must be received by the Company at its executive offices, located at 312 Main Street, Smithville, Texas 78957, no later than November 30, 2001 to be eligible for inclusion in the Company's proxy statement and form of proxy for that meeting. Your proposal will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, and the Company's articles of incorporation and bylaws and Maryland law.

      To be considered for presentation at the 2002 annual meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, stockholder proposals must be received by the Company no later than January 26, 2002 and no earlier than December 26, 2001. If, however, the date of the next annual meeting is before March 27, 2002 or after June 25, 2002, proposals must instead be received by the Company no earlier than the 120th day prior to the date of the next annual meeting and no later than the 90th day before the meeting or the tenth day after the day on which notice of the date of the meeting is mailed or public announcement of the date of the meeting is first made. If a stockholder proposal that is received by the Company after the applicable deadline for presentation at the next annual meeting is raised at that meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the meeting.

                                 REVOCABLE PROXY

                              CBCT BANCSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 25, 2001

      The undersigned hereby appoints the Board of Directors of CBCT Bancshares, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on April 25, 2001 at the Company's main office, located at 312 Main Street, Smithville, Texas 78957-2035, at 9:00 a.m.. local time, and at any and all adjournments thereof, as follows:


      I.    The election of the following
            directors each for a term of three
            years:


                                                       FOR         WITHHELD
                                                       ---         --------

             JAMES A. COWAN                            |_|           |_|

             MIKE C. MANEY                             |_|           |_|


                                                       FOR    AGAINST    ABSTAIN
                                                       ---    -------    -------
       II.  The ratification of the appointment of     |_|      |_|        |_|
            Padgett, Stratemann & Co. as
            independent auditors for the Company
            for the fiscal year ending
            December 31, 2001

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

      The Board of Directors recommends a vote "FOR" the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      This proxy may be revoked at any time before it is voted by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of a Notice of the Annual Meeting, a Proxy Statement and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2000.




                  Dated:_________________________________

                  _________________________     _________________________
                  PRINT NAME OF STOCKHOLDER     PRINT NAME OF STOCKHOLDER



                  _________________________     _________________________
                  SIGNATURE OF STOCKHOLDER      SIGNATURE OF STOCKHOLDER


                  Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

                --------------------------------------------------------------
                  PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                            THE ENCLOSED POSTAGE-PAID ENVELOPE
                --------------------------------------------------------------